UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 23, 2011

WESCO FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901

(Address of Principal Executives Offices)

(Zip Code)

626/585-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 23, 2011, pursuant to the terms of the Agreement and Plan of Merger, dated as of February 4, 2011, and amended as of April 15, 2011, by and among Wesco Financial Corporation (“Wesco”), Berkshire Hathaway Inc. (“Berkshire”) and Montana Acquisitions, LLC, an indirect wholly owned subsidiary of Berkshire (“Merger Sub”), Wesco and Berkshire issued a joint press release announcing the per share merger consideration in connection with the proposed merger of Wesco with and into Merger Sub, with Merger Sub continuing as the surviving entity. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release issued by Wesco Financial Corporation and Berkshire Hathaway Inc., dated June 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION

Date: June 23, 2011	By:	/s/ Jeffrey L. Jacobson
	Name:	Jeffrey L. Jacobson
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Joint Press Release issued by Wesco Financial Corporation and Berkshire Hathaway Inc., dated June 23, 2011